POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED DECEMBER 16, 2016 TO THE

SUMMARY PROSPECTUS DATED

FEBRUARY 29, 2016, AS REVISED MARCH 21, 2016 OF:

PowerShares S&P International Developed Quality Portfolio

Important Notice Regarding a Change to the Unitary Management Fee

of the PowerShares S&P International Developed Quality Portfolio (the “Fund”)

At a meeting held on December 15, 2016, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II approved a reduction in the annual unitary management fee of the Fund to 0.29% of the Fund’s average daily net assets. The reduced fee will become effective on January 1, 2017.

Please Retain This Supplement for Future Reference.

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